UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2021

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 3, 2021, Square, Inc. (“Square” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the previously announced Scheme Implementation Deed (the “Scheme Implementation Deed”), dated as of August 2, 2021 (Australian Eastern Standard Time), and as it may be further amended or supplemented, by and among Square, Lanai (AU) 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Square (“Lanai”), and Afterpay Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Afterpay”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Square will acquire (indirectly through Lanai) all Afterpay ordinary shares pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth).

At the Special Meeting, the stockholders of the Company voted on the following two proposals, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 5, 2021:

1.

To approve the issuance of shares of the Company’s Class A common stock, par value $0.0000001 per share (the “Class A Common Stock”), (including shares underlying CHESS Depositary Interests) to shareholders of Afterpay pursuant to a Scheme of Arrangement between Afterpay and its shareholders and a Deed Poll to be executed by Square and Lanai, as contemplated by the Scheme Implementation Deed (the “Transaction Proposal”); and

2.

To approve one or more adjournments of the special meeting of stockholders of Square, if necessary or appropriate and consented to by Afterpay, including to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting of stockholders to approve the Transaction Proposal (the “Adjournment Proposal”).

Holders of the Class A Common Stock were entitled to one vote on each proposal for each share held as of the close of business on October 1, 2021 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.0000001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

At the beginning of the Special Meeting, present virtually or by proxy were holders of 249,302,680 shares of Class A Common Stock and 61,495,077 shares of Class B Common Stock, together representing 84.67% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Special Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below.

1.    The Transaction Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
862,282,663	746,647	1,224,140	0

The Company’s stockholders approved the Transaction Proposal.

2.    The Adjournment Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
838,900,876	23,926,590	1,425,984	0

The Company’s stockholders approved the Adjournment Proposal.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this current report include, among others, statements regarding consummation of the acquisition of all ordinary shares of Afterpay.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By	/s/ Sivan Whiteley
Sivan Whiteley
General Counsel and Corporate Secretary

Date: November 3, 2021